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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                       8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 2, 2000


                                PENDA CORPORATION
             (Exact name of registrant as specified in its charter)

         FLORIDA                      33-77728                   65-0463658
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

                                 (608) 742-5301
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On April 26, 2000, Penda Corporation announced that the final sale of the Company to William Blair Capital Partners, Wind Point Partners, and Norwest Equity Partners was completed.



Item 7.  Financial Statements and Exhibits.

         Exhibits:
         99.1     Press release, dated May 1, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   By: /s/  Samuel Mostkoff
                                                   Name:    Samuel Mostkoff
                                                   Title:   Vice President and
                                                            General Counsel

Date:  April 26, 2000





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